Thomas Equipment, Inc. Announces its Pneutech Inc. Subsidiary Filed a Court-Supervised Restructuring

Pneutech division intends to immediately refinance its existing credit facilities under the restructuring.

Centreville, New Brunswick—September 6, 2006 -- Thomas Equipment, Inc. ("Thomas") (AMEX: THM) today announced that Pneutech, Inc. (“Pneutech”), its wholly owned subsidiary, has initiated a court supervised restructuring in Canada to facilitate the refinancing of its credit facilities.

Thomas Equipment, Inc., and its other subsidiaries domiciled in other countries are not subject to the Canadian court-supervised restructuring.

Pneutech has obtained an order under the Companies’ Creditors Arrangement Act (“CCAA”) in a hearing before the Quebec Superior Court of Justice, which covers Pneutech and its wholly-owned subsidiaries Rousseau Controls and Hydramen Fluid Power.

Pursuant to the Order, Pneutech plans to complete a refinancing of the existing lender’s facilities and to enter into a new and larger US$15 million facility in the form of “debtor-in-possession” financing. These credit facilities are expected to provide Pneutech with increased financing to fund ongoing operations while the company implements its’ restructuring.

Pneutech has continued to operate and will continue to operate during the reorganization process. It is anticipated that all creditors will be paid in full.

An 8-K will be filed with the Securities and Exchange Commission relating to these matters.

About Thomas Equipment Inc.

Pneutech Inc. (www.pneutech.thomas-equipment.com), established in 1973, and its subsidiaries are engaged in the fluid power industry and specializes in the design engineering, manufacture and distribution of pneumatic and hydraulic systems and components for automation and motion control applications.

Pneutech has more than 10,000 active customers, primarily in the pulp and paper, aluminum plant, forestry equipment, automotive, oil and gas, heavy equipment, hydraulics, injection molding and power generation industries. The division maintains eight manufacturing and distribution facilities in Canada and has more than two hundred employees in engineering, manufacturing, distribution, sales, service, finance, administration and management.

Investor Information -- To request investor information or attend online corporate meetings, please visit our website at: www.b2i.us/irpass.asp?BzID=1230&to=ea&s=0 and to obtain emails containing our press releases visit: www.stockaware.com/newsletter.htm

Safe Harbor Statement Under the Private Securities Litigation Act of 1995 -- With the exception of historical information, the matters discussed in this press release are forward-looking statements that involve a number of risks and uncertainties. The actual future results of THM could differ significantly from those statements. Factors that could cause actual results to differ materially include risks and uncertainties such as the inability to finance the company's operations or expansion, inability to hire and retain qualified personnel, changes in the general economic climate, including rising interest rate and unanticipated events such as terrorist activities. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of such terms, or other comparable terminology. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, and such statements should not be regarded as a representation by the Company, or any other person, that such forward-looking statements will be achieved. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on such forward-looking statements. For further risk factors see the risk factors associated with our Company, review our SEC filings.

Contact:

Investor Relations:
Stock Aware, LLC
Joel Arberman, Managing Member
800.910.9035 or 678.755.2113
www.stockaware.com

Thomas Equipment, Inc. Announces Successful Refinancing of its Pneutech Inc. Subsidiary

$15 million credit facility refinances existing credit facility and provides significantly increased financing capacity.

Centreville, New Brunswick—September 11, 2006 -- Thomas Equipment, Inc. ("Thomas") (AMEX: THM) today announced that Pneutech, Inc. (“Pneutech”), its wholly owned subsidiary, has successfully refinanced its existing credit facility with a larger US$15 million credit facility provided by Greystone Business Credit II, LLC (“Greystone”).

On September 6, 2006, Pneutech Inc., and its wholly-owned subsidiaries Rousseau Controls Inc. and Hydramen Fluid Power Limited, initiated a court-supervised restructuring to facilitate a refinancing of its credit facilities. Pneutech obtained an order under the Canadian Companies’ Creditors Arrangement Act (the “Order”) in a hearing before the Quebec Superior Court of Justice, which maintains jurisdiction over Pneutech.

Pursuant to the Order, Pneutech received authorization to enter into a debtor in possession financing arrangement with Greystone to immediately replace Royal Bank of Canada as Pneutech’s principal lender. The new credit facilities provide Pneutech with increased financing to fund ongoing operations while Pneuetch implements its restructuring and will continue after Pneutech emerges from these proceedings.

The new credit facility with Greystone includes a revolving line of credit in the maximum amount of $15,000,000, which also includes term loans of up to $950,000. The loans bear interest at a rate of 3%, plus the prime interest rate. The facility will expire in 3 years, subject to earlier termination under certain circumstances. As additional consideration for the facility, Thomas Equipment, Inc. (the “Company”) will issue a warrant to Greystone to purchase 1,000,000 shares of common stock at a price of $.50 per share.

An 8-K will be filed with the Securities and Exchange Commission relating to these matters.

About Thomas Equipment Inc.

Pneutech Inc. (www.pneutech.thomas-equipment.com), established in 1973, and its subsidiaries are engaged in the fluid power industry and specializes in the design engineering, manufacture and distribution of pneumatic and hydraulic systems and components for automation and motion control applications.

Pneutech has more than 10,000 active customers, primarily in the pulp and paper, aluminum plant, forestry equipment, automotive, oil and gas, heavy equipment, hydraulics, injection molding and power generation industries. The division maintains eight manufacturing and distribution facilities in Canada and has more than two hundred employees in engineering, manufacturing, distribution, sales, service, finance, administration and management.

Investor Information -- To request investor information or attend online corporate meetings, please visit our website at: www.b2i.us/irpass.asp?BzID=1230&to=ea&s=0 and to obtain emails containing our press releases visit: www.stockaware.com/newsletter.htm

Safe Harbor Statement Under the Private Securities Litigation Act of 1995 -- With the exception of historical information, the matters discussed in this press release are forward-looking statements that involve a number of risks and uncertainties. The actual future results of THM could differ significantly from those statements. Factors that could cause actual results to differ materially include risks and uncertainties such as the inability to finance the company's operations or expansion, inability to hire and retain qualified personnel, changes in the general economic climate, including rising interest rate and unanticipated events such as terrorist activities. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of such terms, or other comparable terminology. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, and such statements should not be regarded as a representation by the Company, or any other person, that such forward-looking statements will be achieved. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on such forward-looking statements. For further risk factors see the risk factors associated with our Company, review our SEC filings.

Contact:

Investor Relations:
Stock Aware, LLC
Joel Arberman, Managing Member
800.910.9035 or 678.755.2113
www.stockaware.com